Exhibit A.1

Supplier’s Scope of Supply

A.

GENERAL SCOPE OF WORK

Supplier’s general obligations with respect to performance of the Equipment Supply Obligations are as described in Section 3.1 of the Agreement.

B.

SUPPLY OF TURBINE EQUIPMENT

Supplier shall procure, supply, transport and deliver to the Delivery Point the following equipment as the same is more particularly described in the Technical Specifications included in Exhibit D:

1.

Eighteen (18) model V82, 1.65 MW Wind Turbines, as more particularly described in Exhibit D.1, each having:

a.

an 82-meter diameter 3 bladed rotor,

b.

power supply for FAA Lighting,

c.

capability to connect SCADA to FAA Lighting alarm,

d.

a control panel,

e.

an anemometer,

f.

a junction box at the base of  in each Tower and in the Turbine Nacelle with power supply,

g.

Advanced Grid (LVRT) Option, as more particularly described in Exhibit D.1.4,

h.

Low temperature package for arctic climate and site conditions, as more particularly described in Exhibit D.1.5, and

i.

Power factor correction, as more particularly described in Exhibit D.1.6.

2.

Eighteen (18) IEC Class II 80-meter hub height tubular steel towers, as more particularly described in Exhibit D.3.1.

3.

One (1) SCADA system, as more particularly described in Exhibit D.2, including:

a.

Software, including two (2) client licenses for site, as more particularly described in Exhibit D.2.3.

b.

Hardware, as more particularly described in Exhibit D.2.2.

c.

Termination of fiber optic cable to SCADA server.

C.

TRANSPORT AND COMMISSIONING OF TURBINE EQUIPMENT

As part of the Equipment Supply Obligations, the following services shall be provided by Supplier:

1.

Transport and deliver the Turbine Equipment to the Delivery Point:  transport equipment; loading; clearance through customs; customs fees; import duties; docking; and warehousing during transportation.  Buyer shall reimburse Supplier for the costs of any bonding required under any Permit or Applicable Law covering the transportation of the equipment in the United States.

2.

At the election of Buyer pursuant to Section 3.6.6 of the Agreement, (i) provide and deliver the Lifting and Rigging Tools container to the Project Site and (ii)  transport the Lifting and Rigging Tools container from the Project Site.

D.

TRAINING

Supplier shall provide one (1) basic wind farm and SCADA operations training course, as further described in Exhibit K, at a mutually acceptable location.  Up to six (6) individuals designated by Buyer may participate in such course.  Any travel and lodging costs associated with such individuals attending the training course shall be to Buyer’s account.

E.

ADDITIONAL SERVICES

1.

Supplier shall provide first fill of all oils, lubricants and other consumables required to Commission the Wind Turbines.

2.

Supplier shall make available one (1) blade repair technician as needed during delivery and erection of Wind Turbines.

Exhibit A.2

Buyer’s Scope of Work

A.

GENERALLY

Buyer’s general obligations with respect to performance of the Balance of Plant Work are as described in Section 5.3 of the Agreement.

B.

CIVIL WORKS

Buyer shall or shall cause the following works to be designed, surveyed, laid out, constructed, installed, completed, quality controlled and tested in accordance with the Agreement.

B.1

Access from Public Road to Project Site.  Access roads from the public road to the Project Site, as more particularly described in Exhibit E.1 and the Site Plan.

B.2

Storage and Laydown Area on Site.  Storage and laydown areas at the Project Site, as more particularly described in Exhibit E.1.

B.3

Site Facilities and Parking.  Buyer will provide access to utilities and shall provide the site facilities described in Exhibit E.4.  Buyer shall also provide sufficient parking for Supplier and its Subcontractors.

B.4

Access Roads on Site.  Access Roads, as more particularly described in Exhibit E.1 and the Site Plan as described in Exhibit H.2.

B.5

Tower Foundations.

1.

Tower Foundations and embeds for each Tower, as more particularly described in Exhibits D.3, using the Tower Foundation Templates described in Exhibit D.3.2.

2.

Buyer will provide anchor bolts, nuts, washers, leveling nuts and anchor bolt protective caps.

3.

Buyer will report to Supplier the results of all concrete and grout tests made for each Tower Foundation.

4.

Buyer will grout the Tower base section in place.

5.

Clean the Tower Foundation pedestals of all debris.

B.6

Wind Turbines and Towers.

1.

Unloading, handling and storing Turbine Equipment in accordance with the Agreement.

2.

Cleaning of Turbine Equipment prior to erection.

3.

Repacking and making Delivery Devices available for pick-up by Supplier.

4.

Erection and installation of the base section of each Tower on the Tower Foundations.

5.

Placing and running down anchor bolts.

6.

Tension to specification the nuts and washers over all anchor bolts applicable to the relevant Tower base section after grouting as required by the Tower Foundation design.

7.

Erection and installation of the remaining sections of each of the Towers.

8.

The mounting of each Wind Turbine nacelle on the relevant Tower.

9.

Installation of rotor, hub and blades for each Wind Turbine.

10.

The installation and wiring of all Tower and Turbine Nacelle internal electrical works.

11.

Supply and installation of the FAA Lighting and related equipment.

12.

Termination and testing of cable and wiring originating in Turbine Nacelle.

13.

Termination of ground cables to Tower ground lugs.

14.

Mechanical Completion of the Wind Turbines in accordance with the Agreement.

15.

Retensioning of anchor bolts as required approximately ninety (90) days after erection.

16.

Disposal of any trash or debris.

17.

If Buyer elects to obtain Lifting and Rigging Tools from Supplier pursuant to Section 3.6.6 of the Agreement, repacking and inventory of Lifting and Rigging Tool container.

18.

If Buyer elects to obtain Lifting and Rigging Tools from Supplier pursuant to Section 3.6.6 of the Agreement and does not elect for Supplier to transport such equipment from the Project Site, transport of Lifting and Rigging Tools container from the Project Site.

19.

Fill Tower dampener with fluid provided by Supplier.

B.7

General.  All activities and equipment that are the responsibility of Buyer and necessary for Supplier to achieve Commissioning Completion, Final Completion and SCADA Completion in accordance with the Agreement.

C.

ELECTRICAL WORKS

Buyer shall or shall cause the following works to be designed, surveyed, laid out, constructed, installed, completed, quality controlled, tested and energized in accordance with the Agreement.

C.1

Substation and Grid Interconnection.

1.

Substation with control building.

C.2

Site Electrical Infrastructure.

1.

Electrical collection system, including trenches, cables, junction boxes, switches, padmount transformers, grounding and elbows placed in each Tower base section.  The layout to be substantially in compliance with the layout detailed in the Site Plan.

2.

Termination of all cables to padmount transformer.

3.

Low voltage cabling and termination between padmount transformer and turbine controller.

C.3

Project Grounding.

1.

Project grounding grid for the Wind Turbines and Towers that satisfies the grounding requirements set forth in Exhibit D.3.2.

2.

Grounding grid to include pigtails for termination within Tower by Buyer.

3.

Termination of grounding grid at all points.

C.4

SCADA Cabling.

1.

Supply and installation of Project fiber-optic cabling in compliance with Exhibits E.2 and E.3 for all Wind Turbines and met towers.

2.

Buyer will perform all in-line splicing of cables.

3.

All SCADA cables are to be tested according to the specifications contained in Exhibits E.2 and E.3.

4.

Security protected, weather-tight and climate-controlled control location for the SCADA server.

5.

Terminate fiber optic cable to appropriate control panel inside Wind Turbine base, met towers and at all junction boxes.

D.

MET TOWERS

Buyer shall or shall cause the following works to be supplied, designed, surveyed, laid out, constructed, installed, completed, quality controlled, tested and energized in accordance with the Agreement.

1.

Met towers and instrumentation for power curve testing and site monitoring.

2.

Power, access road and communication link for each met tower.

3.

Met tower instrumentation, cable, SCADA interface and booms for the permanent met towers.

4.

Buyer shall coordinate met tower design and selection of instrumentation with Supplier so as to ensure compatibility with SCADA.

E.

ADDITIONAL SERVICES

E.1

Bonding public roads.  Following receipt of notice from Supplier that bonding is required to be placed as a condition to obtain any permit or approval required of Supplier to transport the equipment to be delivered by Supplier to the Delivery Point, Buyer shall promptly elect whether it wishes to investigate and negotiate such bonding requirement with the applicable Governmental Authority and provide written notice of such election to Supplier.  If the bonding requirement remains following Buyer’s investigation thereof, Buyer shall promptly notify Supplier thereof in writing and Supplier shall obtain such bond, provided, however, that Buyer shall reimburse Supplier of the cost of such bond.

E.2

Overall site activities.  Buyer shall:

1.

Maintain continuously all access roads and working areas in a state of good repair and maintenance;

2.

Re-grade and redress roads and Tower Foundation pad, Crane Pad, lay-down and storage areas as may be needed from time to time;

3.

Provide dust control and abatement in such frequency as reasonably necessary to abate dust; and

4.

Perform any and all maintenance on the Balance of Plant Work.

Exhibit A.3

Detailed Task Identification and Division in Relation to Interfaces

Work Description	Buyer	Supplier

Foundation, Anchor Bolt and Tower Installation
Provide Tower Foundation Templates (if Buyer elects pursuant to Section 3.6.5 of the Agreement)		X
Supply and install Tower anchor bolts, nuts, washers & shims	X
Foundation installation and cleaning of all debris	X
Leveling of foundation	X
Erection of Tower base section	X
Placing & running down anchor bolts	X
Final level adjustment of Tower base section and grouting	X
Tensioning of all anchor bolts	X
Erection of mid and top Tower sections	X
Supply anchor bolt protective caps	X
Post-tension and verify anchor bolt tension after 90 days	X
Grease anchor bolts and install anchor bolt protective caps and/or painting of anchor bolts	X

Ground Grid Installation
Install turbine grounding grid and provide strap and hardware in Tower base	X
Termination of Tower ground to ground grid strap	X

Padmount Transformer Installation
Supply LV cable from Wind Turbine generator to Vestas Platform Module (VPM)		X
Supply termination materials for Wind Turbine generator side of VPM		X
Supply termination materials for padmount transformer side of VPM	X
Terminate LV cable to VPM	X
Supply LV cable from VPM to padmount transformer	X
Supply termination materials for padmount transformer	X
Terminate LV cable to padmount transformer	X
Supply and install padmount transformer and associated foundation and conduit
Supply MV cable on Collection System side of padmount transformer	X
Supply termination materials for Collection System side of padmount transformer	X
Terminate MV cable to Collection System side of padmount transformer	X

Fiber Optic Cable Installation
Design fiber optic network		X
Supply fiber optic cable in accordance with Exhibit E	X
Install fiber optic network cable in conjunction with Collection System and junction boxes	X
Supply termination material for fiber optic cable terminations to SCADA server and Wind Turbines	X
Install fiber optic cable at tower base providing appropriate amount for terminations	X
Terminate fiber optic cable to appropriate control panel inside Wind Turbine base	X
Provide power supply and communication links for SCADA server	X
Supply and install fiber cable to SCADA server location	X
Install SCADA server		X
Terminate fiber cable to SCADA server		X

FAA Lighting Installation
Obtain Permits for Wind Turbine FAA Lighting layout	X
Supply FAA Lighting for Wind Turbines and permanent met towers	X
Supply FAA Lighting brackets reasonably approved by Supplier to be mounted to nacelles and coordinate with Supplier with respect to the placement of such brackets on the nacelles	X
Install FAA Lighting and brackets to designated nacelles	X
Obtain Permits for and install FAA Lighting and mounting brackets for met towers	X
Obtain Permits for and install FAA Lighting and mounting brackets for cranes	X
Connect FAA Lighting to SCADA System (including outage warning system)		X

Met Tower Installation (Optional Unless Buyer Elects PCV)
Design, obtain Permits for, supply and install permanent met towers (rotor height)	X
Design, obtain Permits for, supply, install and remove temporary met towers (rotor height)	X
Design and install foundations	X
Terminate fiber cable to met towers	X
Provide, install and terminate power system	X
Provide, install and remove conduit between met towers as needed	X

Site Calibration (Optional Unless Buyer Elects PCV)
Supply instrumentation, booms and loggers for site calibration	X
Install and remove instrumentation, booms and loggers for site calibration	X
Perform site calibration	X

Power Curve Verification (PCV) (Optional)
Supply instrumentation, booms and loggers for PCV	X
Install and remove instrumentation, booms and loggers for PCV	X
Perform PCV per required standards	X
Overview PCV	X

Permanent Met Tower SCADA Wind Data Collection (Optional)
Supply instrumentation and loggers for permanent met towers	X
Supply booms for permanent met towers	X
Install instrumentation, booms and loggers for permanent met towers	X
Connect permanent met tower instrumentation and loggers into SCADA system		X

Turbine Erection
Full erection to Mechanical Completion	X
Supply of technician(s) to provide technical advice regarding Wind Turbine erection		X

Exhibit A.4

Permits

1. Supplier Permits:

All local, provincial and federal Permits necessary to transport the Turbine Equipment to the Delivery Point.

2. Buyer Permits:

All Permits (other than the Supplier Permits, above) necessary for the execution and completion of the Equipment Supply Obligations, the Balance of Plant Work, and any other Permits necessary to develop, construct, install, engineer, operate or maintain the Project.

Exhibit A.5

Lifting and Rigging Tools

Item	Material No.	Description	Quantity

40	300318	Spread bar nacelle NM60-82, upgrade	1

50	T2625500	Square Braided Slings SWL 38t 3m. 103mm.	2

60	T2863600	Dk-Webbing Sling SWL 3T 4m.	2

70	T2513500	Hook Gunnebo Safettyhook BK-22-8	2

80	T3473700	Round Sling SWL 8T Circumfe. 4m	3

90	300158	Washer ISO 7089 30-200 HV-Delta	12

100	300143	Washer ISO 7089 36-200 HV-Delta	12

110	300156	Nut ISO 4032 M30 - 10 Delta	12

120	300155	Nut ISO 4032 M36 - 10- Delta	12

130	T3292600	Storage Box blue 350x206x150	2

140	T2408700	Shackle Crosby G-2130 SWL 55T	2

150	t2625800	Shackle Crosby G-2130 SWL 35T	6

160	T2625600	Shackle Crosby G-2130 SWL 25T	4

170	T1636900	Shackle Crosby G-209 SWL 17T	6

180	T2187800	Shackle Crosby G-209 SWL 12T	12

190	T2192700	Shackle Crosby G-209 SWL 6.5T	4

200	300133	Eye Bolt w/swivel ring SWL 15T THELLE	4

210	T2824400	Eye Bolt w/swivel ring M30x120 SWL 8T	12

220	T3246500	Master Link o 1310-8 swl 8T	4

230	300197	Couplg link G 16-8 wll 8t	4

240	T2824300	Eye Bolt w/Swivel Ring M36x190 SWL 10T	12

250	T3232800	Master Link o 16-8 sw 11..5T	4

260	300198	Couplg link G 18/20-8 wll 12.5t	4

270	T2783600	DK-Webbing Sling SWL 6T 10m	2

280	T3689500	Manuel Chain Hoist SWL 5T 3mtr. Kito	1

290	T2492800	Lever Chain Hoist Kito LB 3T. w/3m Chain	1

300	T2726200	Sp.t. Bladeprotector 1150mm PEHD500	2

310	T3164400	Snatch Block SWL 35T Charlet	2

320	T2625400	Wire-Cable Laid Sling SWL 26.6T	2

330	T2272900	Steelboxpallet hight 900mmtr.	2

340	T2796600	Grommet wire circuit 2 mtr. SWL 37.2T	6

350	T2192500	Round Sling SWL 2T Circumfe. 6m	2

360	T2166800	Chain sling legged SWL 3150/2240 KG	1

370	T1761900	Round Sling SWL 5T CIRCUMFE. 14M	4

380	T3778200	Round sling SWL 15T CIRCUMFE 3.6M	2

390	T2881700	Round sling SWL 15T CIRCUMFE. 4M	2

400	T2824500	Cable laid wiresling SWL 11.8T 2M 33MM	6

410	T2007200	Snatch Block SWL 22T Charlet	6

420	T2752800	Steelboxpallet H: 620mm.	1

430	T2483200	Shackle Crosby G 209 SWL 8.5T	2

440	T2674000	Wire-Rope cable Laid Sling SWL 8.6T 7MTR	2

450	T3230100	Spread bar SWL 10T 9m. w/ Hook	1

460	300436	Lifting yoke f/hub NM72/82 EVO II SWL50T	1

470	T3212800	Webbing bag, conical LM 35.0	2

480	300171	Bottom Lifting Device for LM 35	1

	300153	Bottom Lifting Device for AL 40	1
0	300652	Portable Power Pack NM 72/82, Ver. 2	1
0		Electric Pressplier Set 16-300#	1